Securities Exchange Act of 1934 -- Form 8-K/A
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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K/A




  PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               Date of Report :
                              April 14, 1998
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                     CBL & ASSOCIATES PROPERTIES, INC.
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          (Exact name of registrant as specified in its charter)


     Delaware                  1-12494                    62-1545718
------------------        -----------------          --------------------
  (State or other            (Commission                 (IRS Employer
  jurisdiction of            File Number)                Identification
  incorporation)                                         Number)


       6148 Lee Highway, Suite 300, Chattanooga, Tennessee 37421
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               (Address of principal executive offices)


         Registrant's telephone number, including area code:
                           (423) 855-0001
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               CBL & ASSOCIATES PROPERTIES, INC.



ITEM 2    ACQUISITION OR DISPOSITION OF ASSETS
          ACQUISITION OF BURNSVILLE CENTER, BURNSVILLE, MINNESOTA

On January 30, 1998 Burnsville Minnesota, LLC a Minnesota Limited Liability Corporation (the "Burnsville LLC"), a majority-owned subsidiary of CBL & Associates Properties, Inc. (The "Registrant") acquired Burnsville Center, a super regional shopping mall located in Burnsville (Minneapolis), Minnesota, containing approximately 1,082,529 square feet of total gross leasable area ("GLA") including mall store GLA of 421,306 square feet. The property was acquired from Corporate Property Investors ("CPI") pursuant to a Purchase and Sale Agreement between Burnsville LLC and CPI (the "Purchase Agreement").
The assets acquired included, among other things, real property, the buildings, improvements, and fixtures located thereon, certain lease interests, personal property and rights related thereto.

The aggregate purchase price, including closing costs, was approximately $81 million and was determined in good faith, arms length negotiations between Registrant and CPI, an unrelated third party. In negotiating the purchase price the Registrant considered, among other facts, the mall's historical and projected cash flow, the nature and term of existing leases, the current operating costs, the physical condition of the property, and the terms and conditions of available financing. There were no independent appraisals obtained by the Registrant. The purchase price consisted of $81 million in cash. The cash consideration was paid from proceeds from the Registrant's lines of credit and proceeds from a promissory note in the amount of $60.8 million which Burnsville LLC placed with U.S. Bank National Association. The Registrant intends to continue operating the mall as currently operated and is leasing space therein to national and local retailers.

The description contained herein of the transaction described above does not purport to be complete and is qualified in its entirety by reference to the Purchase and Sale Agreement, which is filed as an exhibit to this document.

ITEM 7    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS

     A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

               Report of Independent Public Accountants               F-1


               Statement of revenues and certain expenses
               for the year ended December 31, 1997                   F-2

               Notes to Financial Statements                          F-3


     B)   PRO FORMA FINANCIAL INFORMATION OF REGISTRANT


          Pro forma consolidated statement of
          operations for the year ended
          December 31, 1997                                           F-4

          Pro forma consolidated balance sheet as of
          December 31, 1997                                           F-6

     A)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED



                    Report of Independent Auditors


Board of Trustees
Corporate Property Investors

We have audited the accompanying statement of revenue and certain expenses of Burnsville Center (the "Property"), as described in Note 2, for the year ended December 31, 1997. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Burnsville Center, as described in Note 2, for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                        ERNST & YOUNG LLP

New York, New York
March 3, 1998

                        BURNSVILLE CENTER

                       STATEMENT OF REVENUE
                        AND CERTAIN EXPENSES
                FOR THE YEAR ENDED DECEMBER 31, 1997
                           (In Thousands)



                                          Year Ended
                                         December 31,
                                             1997
                                         ------------

 Revenues:

 Minimum rent                              $ 7,544
 Overage rent                                  569
 Tenant reimbursements                       6,646
 Other Income                                  253
                                            ------
          Total revenues                    15,012

 Certain Expenses:

 Property operating                          3,562
 Real estate taxes                           4,339
                                            ------


 Revenues in excess of certain expenses    $ 7,111
                                            ======


 The accompanying notes are an integral part of these statements.

                       BURNSVILLE CENTER
                 NOTES TO STATEMENT OF REVENUE
                      AND CERTAIN EXPENSES



NOTE 1: BUSINESS

The accompanying statement of revenue and certain expenses relates to the operations of Burnsville Center (the "Property"), a 1,082,529 square foot, multi-tenanted regional shopping center located in Burnsville, Minnesota. The Property was acquired by Burnsville LLC on January 30, 1998.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission ("SEC") for inclusion in a filing with the SEC to be made by CBL & Associates Properties, Inc. Accordingly, the statement excludes certain historical expenses which may not be comparable with expenses to be incurred in connection with the proposed future operations of the Property. Expenses excluded consist of depreciation of real estate, amortization of tenant related deferred charges and allocation of leasing and certain administrative expenses incurred by CPI.

Revenue Recognition: Minimum rental income is recognized on a straight-line basis over the term of the tenants' leases. Percentage rent and recoveries from tenants are recognized as income in the period earned. Rental income includes ($136,128) resulting from the excess of minimum rent due under the leases during the year ended December 31, 1997 over rent recognized on a straight-line basis.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

NOTES 3: MANAGEMENT AND LEASING FEES

The Property was managed and leased by its owner, Corporate Property Investors, during 1997, therefore, no management and leasing fees have been included in property expenses.

NOTE 4: PROPERTY OPERATING EXPENSES

Property operating expenses for the year ended December 31, 1997 include approximately $1,151,461 for utilities, $1,176,495 for repairs and maintenance, $126,770 for insurance, $744,193 for payroll, and $363,421 in general and administrative expenses.

                        BURNSVILLE CENTER
                 NOTES TO STATEMENT OF REVENUE
                      AND CERTAIN EXPENSES



NOTE 5: LEASES

The Property is leased to retail tenants under operating leases periods generally range from 5 to 15 years and contain various renewal options. Leases generally provide for minimum rentals plus percentage rentals based on the tenants' sales volume, and also require tenants to pay a portion of real estate taxes and other property operating expenses. At
December 31, 1997, future minimum rentals (excluding rentals applicable to renewal option years) to be received under the above-mentioned leases are:

                                       Years ending December 31
                                                  Amount

              1998                             $  6,680,756
              1999                                6,188,857
              2000                                5,281,575
              2001                                4,504,030
              2002                                4,221,519
              Thereafter                         13,194,832
                                               ------------
                   Total                       $ 40,071,569
                                               ============

B)  PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

The unaudited pro forma consolidated statements of operations are presented as if the acquisition of Burnsville Center had taken place as of the beginning of the year 1997. In management's opinion, all adjustments necessary to present fairly the effects of the acquisition have been made.

The unaudited pro forma consolidated statements of operations are not necessarily indicative of what the actual results of operations of CBL
& Associates Properties, Inc. (the "Company") would have been assuming the Company had acquired Burnsville Center as of the beginning of each period presented, nor do they purport to represent the results of operations for future periods.

                 CBL & ASSOCIATES PROPERTIES, INC.
          PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
               FOR THE YEAR ENDED DECEMBER 31, 1997
  (Unaudited And Amounts In Thousands, Except Per Share Amounts)


                            CBL          Burnsville  Pro Forma    Pro Forma
                            Historical   Center      Adjustments  Consolidated
                            -----------  ----------  -----------  ------------
REVENUES:
Rentals:
  Minimum                      $115,640   $ 7,544     $       -     $ 123,184
   Percentage                     3,660       569             -         4,229
   Other                          1,949       253             -         2,202
Tenant reimbursements            51,302     6,646             -        57,948
Management and leasing fees       2,378         -             -         2,378
Interest and other                2,675         -             -         2,675
                                -------    ------        ------        ------
   Total revenues               177,604    15,012             -       192,616
                                -------    ------        ------        ------
EXPENSES:
Property operating               30,585     3,562             -        34,147
Depreciation and amortization    32,308         -         1,715(A)     34,023
Real estate taxes                14,859     4,339             -        19,198
Maintenance and repairs          10,239         -             -        10,239
General and administrative        9,049         -             -         9,049
Interest                         37,830         -         5,287(B)     43,117
Other                               330         -             -           330
                                -------    ------        ------        ------
   Total expenses               135,200     7,901         7,002       150,103
                                -------    ------        ------        ------
 Income from operations          42,404     7,111        (7,002)       42,513



                                    F-4

Gain on sales of real estate
  assets                          6,040         -             -         6,040


Equity in earnings of
  unconsolidated affiliates       1,916         -             -         1,916

Minority interest in earnings:
Operating partnership           (13,819)        -           (31)(C)   (13,850)
Shopping center properties         (508)        -             -          (508)
                                -------    ------        ------        ------
Income before extra-
  ordinary item                  36,033     7,111        (7,033)       36,111

Extraordinary loss on
extinguishment of debt           (1,092)        -             -        (1,092)
                                -------    ------        ------        ------
           Net income            34,941    $7,111      $ (7,033)       35,019
                                =======    ======        ======        ======

BASIC EARNINGS PER COMMON SHARE DATA:
Income before extraordinary
   item                         $  1.51                               $  1.51
Extraordinary loss on
   extinguishment of debt         (0.05)                                (0.05)
                                -------                                ------
           Net income           $  1.46                               $  1.47
                                =======                                ======
Weighted average shares
   outstanding                   23,895                                23,895
                                =======                                ======


         (A) Reflects depreciation expense on the Burnsville Center acquisition computed on the straight-line method over the estimated useful life of 40 years.

         (B) Reflects interest expense associated with the $60,750 mortgage note payable and the $20,190 of borrowings under the Company's line of credit agreement, at LIBOR plus .9% (6.5071%) and LIBOR plus 1.0% (6.6071%), respectively, in connection with the acquisition of Burnsville Center.

         (C) Reflects the minority interests' share of the income from operations of Burnsville Center and the pro forma adjustments.

PROFORMA CONSOLIDATED BALANCE SHEET

     The unaudited pro forma consolidated balance sheet is presented as if the acquisition of Burnsville Center had occurred as of December 31, 1997.

     The unaudited pro forma consolidated balance sheet is not necessarily indicative of what the actual financial position would have been at December 31, 1997, nor does it purport to represent the future financial position of the Company.


                    CBL & ASSOCIATES PROPERTIES, INC.
                  PRO FORMA CONSOLIDATED BALANCE SHEET
                            DECEMBER 31, 1997
     (Unaudited And Dollars In Thousands, Except Per Share Amounts)

                                                          Pro Forma
                                           CBL            Acquisition     Company
                                           Historical     Adjustments     Pro Forma
                                           ----------     -----------     ---------


 ASSETS:                                                         (A)

 Real Estate Assets:
    Land                                   $  164,895         $ 12,804     $  177,699
    Buildings and improvements              1,019,283           68,415      1,087,698
                                           ----------      -----------     ----------
                                            1,184,178           81,219      1,265,397
    Less: Accumulated depreciation           (145,641)               -       (145,641)
                                           ----------      -----------     ----------
                                            1,038,537           81,219      1,119,756
                                           ----------      -----------     ----------
    Developments in progress                  103,787               -         103,787
                                           ----------      -----------     ----------
    Net investment in real estate assets    1,142,324           81,219      1,223,543


 Cash and cash equivalents                      3,124                -          3,124
 Cash in escrow                                66,108                -         66,108

 Receivables:
    Tenant, net of allowance for doubtful
        accounts of $1,300                     12,891               13         12,904
    Other                                       1,121                -          1,121
 Mortgage notes receivable                     11,678                -         11,678
 Other assets                                   7,779              183          7,962
                                           ----------      -----------      ---------
                                            1,245,025           81,415      1,326,440
                                           ===========     ===========      =========


 LIABILITIES AND SHAREHOLDERS' EQUITY:

 Mortgage and other notes payable             741,413           80,940        822,353
 Accounts payable and accrued liabilities      41,978              475         42,453
                                           ----------      -----------      ---------
        Total liabilities                     783,391           81,415        864,806
                                           ----------      -----------      ---------


 Distributions and losses in excess of
   investment in unconsolidated affiliates      6,884                -          6,884
                                           ----------      -----------      ---------
 Minority interest                            123,897                -        123,897
                                           ----------      -----------      ---------

 Commitments and contingencies                      -                -              -

 Shareholders' equity:
 Preferred stock, $0.01 par value,
    5,000,000 shares authorized, none issued        -                -              -

 Common stock, $0.01 par value,
    95,000,000 shares authorized, 24,063,963
    shares issued and outstanding at
    September 30, 1997                            241                -            241

 Excess stock, $0.01 par value,
    100,000,000 shares authorized, none
    issued                                          -                -              -

 Additional paid-in capital                   359,541                -        359,541
 Accumulated deficit                          (28,433)               -        (28,433)

 Deferred compensation                           (496)               -           (496)
                                           ----------      -----------     ----------
        Total shareholders' equity            330,853                -        330,853
                                           ----------      -----------     ----------
                                           $1,245,025          $81,415     $1,326,440
                                           ==========      ===========     ==========


         (A) Reflects the acquisition of Burnsville Center through the issuance of a $60,750 mortgage note payable, borrowings of $20,190 under the Company's line of credit agreement, and the assumption of certain assets and liabilities.

C)   EXHIBITS

2.1 Purchase and Sale Agreement dated December 31, 1997 between Corporate Property Investors A Massachusetts Business Trust (seller) and Development Options, Inc., a Wyoming corporation (Purchaser) (a)


2.2 Loan agreement between Burnsville Minnesota LLC and U.S. Bank National Association dated January 30, 1999 in the amount of $60,750,000. (b)


2.3      Consent of Ernst & Young LLP

(a) Incorporated by reference to the Company's 8-K on the acquisition of Burnsville Center which was filed on February 13, 1998.

(b) Incorporated by reference to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

                            SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                CBL & ASSOCIATES PROPERTIES, INC.


                                      /s/  John N. Foy
                                -----------------------------
                                        John N. Foy
                                Executive Vice President,
                                Chief Financial Officer and
                                         Secretary
                                (Authorized Officer of the
                                        Registrant,
                                Principal Financial Officer and
                                Principal Accounting Officer)



Date: April 14, 1998

                           EXHIBITS INDEX


Exhibit:

2.1 Purchase and Sale Agreement dated December 31, 1997 between Corporate Property Investors a Massachusetts Business Trust (seller) and Development Options, Inc., a Wyoming corporation (Purchaser) (a)


2.2 Loan agreement between Burnsville Minnesota LLC and U.S. Bank National Association dated January 30, 1999 in the amount of $60,750,000. (b)


2.3      Consent of Ernst & Young LLP


(a) Incorporated by reference to the Company's 8-K on the acquisition of Burnsville Center which was filed on February 13, 1998.

(b) Incorporated by reference to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.